JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP: 665 37T 109

Shareholder Services toll free 1-877-560-6823

www.jacobsandcompany.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Prospectus dated June 1 , 200 6

Table of Contents

Table of Contents

Overview of the Fund

Performance Information

Fees and Expenses

Investment Objective and Principal Investment Strategies

Principal Risks of Investing in the Fund

Investment Advisor

Shareholder Services

Pricing of Fund Shares

Dividends and Distributions

Tax Consequences

Rule 12b-1 Fees

Financial Highlights

PRIVACY NOTICE

JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP: 665 37T 109

Shareholder Services toll free 1-877-560-6823

A balanced approach to income and capital growth.

The Jacobs & Company Mutual Fund (the “Fund”) seeks a combination of current income and growth of capital, consistent with preservation of capital.  The Fund’s investment program emphasizes stock investments in large U.S. companies, fixed-income investments, including investments in U.S. Government agency mortgage-backed securities, and for additional income, the writing of covered call options on its stock holdings.  Jacobs & Company is the investment advisor (the “Advisor”) to the Fund.  The Fund is a series of Northern Lights Fund Trust.

Please see the Fund’s privacy notice on the inside back cover of this Prospectus.

Prospectus dated June 1 , 200 6

Overview of the Fund

What is the Fund’s investment goal?	The Fund seeks a combination of current income and growth of capital, consistent with preservation of capital.
What are the Fund’s principal investment strategies?

The Fund invests in a combination of equity and fixed-income securities.  Although the percentage of assets allocated between equity and fixed-income securities is flexible, under normal market conditions, the Advisor expects that at least 40% of the Fund’s assets will be invested in fixed-income securities.  The equity securities held by the Fund will include common stocks of large-capitalization domestic companies.  Covered call options will be written on equity securities to enhance total return.  Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.  The fixed-income securities held by the Fund consist, in normal circumstances, primarily of mortgage-backed securities issued by the Government National Mortgage Association, but may also include other U.S. Government and corporate bonds, notes and bills, preferred stocks, and money market instruments.  The mixture of fixed-income securities may be adjusted depending on market conditions.

In selecting equity securities for the Fund, the Advisor seeks growth stocks it believes to be of high-quality, based on its analysis of factors such as potential earnings growth, price to earnings ratio, strength of management, product development and dividend history.  In selecting fixed-income securities, the Advisor seeks safety of principal, monthly or other periodic cash flows and above-average yield, with a sensitivity to risk.

For a more detailed discussion on the Fund’s principal investment strategies, please see the section of this prospectus entitled, “Investment Objective and Principal Investment Strategies.”
What are the principal risks of investing in the Fund?

There is the risk that you could lose money on your investment in the Fund or that the strategies pursued will not achieve the Fund’s objectives.  This could occur, for example, if any of the following events happen:

•   The stock market goes down and the value of the equity securities held by the Fund similarly declines.

•   Interest rates go up and the value of the fixed income securities held by the Fund declines.

•   Premiums received upon the sale of covered calls by the Fund do not fully offset the loss of appreciation of underlying securities with respect to the options that are exercised.

•   Fund expenses, including transaction expenses resulting from portfolio turnover, exceed investment return on the securities held by the Fund.

For a more detailed discussion on principal risks, please see the section of this prospectus entitled, “Principal Risks of Investing in the Fund.”

Who may want to invest in the Fund?

The Fund may be appropriate for investors who:

•   Are pursuing a long-term goal such as retirement.

•   Are seeking total return from both capital appreciation and income with a sensitivity to risk.

•   Are seeking exposure to the equity markets with less volatility than pure equity funds.

The Fund may not be appropriate for investors who:

•   Are pursuing a short-term goal.

•   Are investing emergency reserves.

Performance Information

The following performance information indicates some of the risks and returns of investing in the Fund.  The bar chart below illustrates how the Fund’s performance has varied from year-to-year.  The table illustrates the Fund’s average annual total return over time compared with a broad-based market index, as well as an index that is comprised of funds with the similar risk and return characteristics as the Fund.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return as of December 31*

*The Fund’s year-to-date return as of March 31, 200 6 was (0.34) %.

During the period shown in the bar chart, the Fund’s highest quarterly return was 5.41% for the quarter ended December 31, 2004, and the lowest quarterly return was -10.75% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 200 5		Since Inception

	1 Year	(6/11/01)
Jacobs & Company Mutual Fund
Return Before Taxes	3.77%	-1.02%
Return After Taxes on Distributions(1)	3.55%	-1.63%
Return After Taxes on Distributions and Sale of Fund Shares(1),(2)	2.73%	-1.20%
S&P 100 Index(3)	1.19%	-1.11%
Lipper Balanced Fund Index(4)	5.20%	3.89%

(1)    After–tax returns are calculated using the historic highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)    These return figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction beneficial to the investor is provided.

(3)    The S&P 100 Index is an unmanaged capitalization-weighted index consisting of 100 large blue chip stocks across various industries.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(4)    The Lipper Balanced Fund Index is an unmanaged, net asset value-weighted index of the 30 largest balanced mutual funds category as tracked by Lipper, Inc.  The mutual funds in this index generally have a similar investment objective as the Fund, although some funds comprising the index may have somewhat different investment policies or objectives.  Lipper rankings are based on total returns, including the reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses	3.12%
Total Annual Fund Operating Expenses	4.37%
Fee Reduction and/or Expense Reimbursement	(2.37) %
Net Annual Fund Operating Expenses*	2.00%

*       The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until such contractual arrangement is terminated by the Board of Trustees or the Fund’s Investment Advisory Agreement is terminated, to ensure that Net Annual Fund Operating Expenses will not exceed 2.00%.  The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund, up to three years from the date of such waiver of expense payment, provided that the Fund’s expenses are less than the limit agreed to by the Fund.  The Board of Trustees may terminate this expense reimbursement arrangement at any time.  Without the expense reimbursement, the Total Annual Fund Operating Expenses would have been 4.37%.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  The figures below are based on net annual fund operating expenses.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year $ 203
Three Years $ 627
Five Years $ 1,078
Ten Years $ 2,327

Investment Objective and Principal Investment Strategies

Investment Objective

The Fund’s investment goal is to seek a combination of current income and growth of capital, consistent with preservation of capital.

Principal Investment Strategies

The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund’s portfolio as economic and market trends change.  Under normal market conditions, the Fund expects that between 40% and 60% of the Fund’s assets will be invested in fixed-income securities, and between 40% and 60% of its assets will be invested in equities.

Although the Fund is not restricted as to the capitalization of companies it will purchase, it is expected that the Fund will primarily invest in equity securities of large-capitalization domestic companies.  The Fund generally defines large-capitalization companies as those having a market capitalization of $5 billion or more.

The Advisor’s investment process identifies companies with positive earnings growth, rising relative price strength and positive company fundamentals.  While economic forecasting and industry/sector analysis play a part in the research effort, the Advisor’s stock selection process begins with individual company analysis.  This is often referred to as a “bottom-up” approach to investing.  From a group of companies that meet the Advisor’s standards, the Advisor selects the securities of those companies whose earnings are expected to grow over an extended period of time and that possess defensive characteristics, such as low to average price to earnings ratios, common dividends, and a beta (a statistical measure of a stock’s volatility) generally less than 1.00, indicating less volatility than the equity market as a whole.  In making its determination, the Advisor also considers other characteristics of a particular company, including new product development, strength of management and competitive market dynamics.

In pursuit of its investment goal, the Fund will write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price.  A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.  Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

In addition, the Fund may purchase call options that are not “covered” to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Advisor believes the security has reached its appreciation potential, or when a company’s fundamentals are deteriorating.

Fixed-income securities held by the Fund include mortgage-backed securities guaranteed by the Government National Mortgage Association (known as GNMAs), U.S. agency obligations, investment grade corporate debt securities, U.S. Treasury obligations, preferred stock and money market instruments.  It is expected that at least 40% of the Fund’s assets will be invested in fixed-income securities under normal market conditions.  GNMAs represent interests in “pools” of mortgage loans that are backed by the full faith and credit of the U.S. Treasury.  The yields on GNMAs generally are higher than on U.S. Treasury securities with comparable maturities.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

Investment grade debt securities are those securities rated BBB or better by Standard & Poor’s Ratings Group or Baa or better by Moody’s Investors Service, Inc., or if unrated, determined by the Advisor to be of equal quality.  In selecting fixed-income securities, the Advisor uses a combined approach of technical and fundamental analysis.  The Advisor focuses on the anticipated direction of interest rates, the yield curve, and, in the case of GNMAs, principal repayment patterns, the demographics of the underlying mortgagors, geographic location of the mortgaged properties and other factors.  Analysis of corporate debt securities (and preferred stocks) encompasses, in addition, the same research approach that is used in purchasing equity securities for the Fund.

Factors that the Advisor considers in determining whether to sell a fixed-income security include the potential for prepayments, changes in the interest rate environment, and the allocation and maturity structure of the overall portfolio.

Temporary Investments

Under normal market conditions, the Fund will stay fully invested in stocks and/or fixed-income securities according to its principal investment strategies.  However, the Fund may depart from its principal investment strategies by making short-term investments in cash and cash equivalents in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover

The Fund may invest in short-term trading opportunities without regard to the length of time portfolio securities have been held when, in the opinion of the Advisor, investment and/or market considerations warrant such action.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the Fund’s recognition of  above-average amounts of net realized short-term investment gains and a correspondingly higher distribution of ordinary income dividends.

The Fund cannot accurately predict its future annual portfolio turnover rate, but it expects it to be approximately 150%.  It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets or individual issues or circumstances warrant such action, and may be higher.  For the fiscal year ended January 31, 2006, the Fund’s annual portfolio turnover was 149% ..  The Fund’s annual portfolio turnover rate is noted in the “Financial Highlights” section of this Prospectus.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling 1-877-560-6823.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.”  These risks are discussed in more detail below.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Fixed-Income Securities Risk.  The market value of fixed-income securities is sensitive to prevailing interest rates.  In general, when interest rates rise, a fixed-income security’s value declines and when interest rates decline, its market value rises.  Normally, the longer the remaining maturity of a security, the greater the effects of interest rate changes on the market value of the security.  In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of fixed-income securities of that issuer.

The Fund’s investments in mortgage-backed securities will be subject to prepayment risk, which is the risk that the borrowers of the underlying mortgages will prepay principal more rapidly than is anticipated.  When interest rates decline, homeowners tend to refinance their mortgages, which generally increases rates of prepayment among borrowers.  As a result, the Fund may lose the benefit of the higher yielding underlying mortgages that are being prepaid and may have to seek opportunities in other, less attractive securities.  This could cause a decrease in the Fund’s income and share price.

Options Risk.  Covered call options, such as those written by the Fund, enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates.  For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the “Tax Consequences” section of this Prospectus.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains.  This may mean that you would be likely to have a higher tax liability.  A high portfolio turnover rate may also lead to higher transactions costs, which could negatively affect the Fund’s performance.

Investment Advisor

Jacobs & Company, established in 1988, is the Advisor to the Fund.  The Advisor’s address is 300 Summers Street, Suite 970, Charleston, West Virginia, 25301.  The Advisor provides investment advisory services to individual and institutional clients.  The Advisor provides advice on buying and selling securities.  The Advisor provides management services with respect to the Fund’s investment portfolio, furnishes office space for the Fund and provides most of the personnel needed by the Fund.  For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets at the annual rate of 1.00%.  For the fiscal year ended January 31, 200 6 , the Advisor received advisory fees of 0% of the Fund’s average daily net assets, after fee waivers and expense reimbursements.

A discussion regarding the basis of the Board of Trustees approving any investment advisory contract of the Fund is available is available in the Fund’s semi-annual report dated July 31, 2005.

Portfolio Manager

John M. Jacobs, founder and President of the Advisor since 1988, is responsible for the day-to-day management of the Fund’s portfolio.  Robert J. Kenney, Vice President of the Advisor since March 2000, is assistant portfolio manager of the Fund.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in each fund that he manages.

Shareholder Services

How to Buy Shares

You may open a Fund account with $2,000 and add to your account at any time with $100 or more.  You may open a retirement account with $1,000 and add to your account at any time with $100 or more.  After you have opened a Fund account, you may also make automatic subsequent monthly investments with $100 or more through the Automatic Investment Plan.  The minimum investment requirements may be waived from time to time by the Fund.

The Fund will not accept payment in cash, cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

You may purchase shares of the Fund by check or wire.  Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form as discussed in this Prospectus.  All purchases by check must be in U.S. dollars.  The Fund is not required to issue share certificates.  The Fund reserves the right to reject any purchase in whole or in part.  Shares of the Fund are not registered for sale outside of the United States.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-560-6823 if you need assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Check

If you are making an initial investment in the Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to “Jacobs & Company Mutual Fund”) by regular mail or overnight deliver to:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction.  Detach the stub from the statement and mail it together with a check made payable to “Jacobs & Company Mutual Fund” to the Fund in the envelope provided with your statement or to the address noted above.  Your account number should be written on the check.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will be responsible for any losses suffered by the Fund as a result.

By Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied.

Your bank should transmit immediately available funds by wire to:

First National Bank of Omaha

ABA #: 104000016

For Credit to: Jacobs & Company Mutual Fund

DDA#:  110192002

FBO:  Jacobs & Company Mutual Fund

Name/Title on Account

If you are making a subsequent purchase, your bank should wire funds as indicated above.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-560-6823.  Your bank may charge you a fee for sending a wire to the Fund.

Through Brokers

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent.  If the broker or authorized agent receives your order by 4:00 p.m. Eastern Time you will pay or receive the next price calculated by the Fund.  The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan.  Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100.  If you wish to enroll in this Plan, complete the appropriate section in the Account Application or contact the Transfer Agent.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.  Your termination letter must be received by the Transfer Agent sufficiently in advance of the next scheduled withdrawal.

Retirement Plan

The Fund offers an Individual Retirement Account (“IRA”) plan.  You may obtain information about opening an IRA account by calling toll free 1-877-560-6823.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange (“NYSE”) are open for business.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

You may redeem your shares by simply sending a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  Certain redemptions require a medallion signature guarantee.  You should send your redemption request by regular mail or overnight delivery to:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

Medallion Signature Guarantee

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•      If ownership is changed on your account

•      If redemption proceeds are to be sent to a different address than that registered on the account

•      If the proceeds are to be made payable to someone other than the account’s owner(s)

•      If redemption proceeds are to be transmitted by federal wire transfer to a bank other than the bank of record

•      If a change of address request has been received by the Transfer Agent within the last 30 days

•      For all redemptions of $50,000 or more from any shareholder account

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent toll free at 1-877-560-6823 before the close of regular trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent’s records.  If requested by you, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application.  The minimum amount that may be wired is $1,000.  Wire charges, if any, will be deducted from your redemption proceeds.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application.  Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Fund and the Transfer Agent may use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures will include recording the telephone call and asking the caller for certain personal identification information.  If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent toll free at 1-877-560-6823 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus.  If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund.  If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Automatic Redemptions

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

Redemption-in-Kind

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio.  It is not expected that the Fund would do so except in unusual circumstances.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program.  If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100.  You may choose to receive a check each month or calendar quarter.  Your Fund account must have a value of at least $10,000 in order to participate in this Program.  This Program may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Frequent Purchases and Redemptions

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Upon instructions from the Advisor, the service providers will take immediate action to stop any further short-term trading by such participants.

Pricing of Fund Shares

The price of Fund shares is based on the Fund’s net asset value. The net asset value of the Fund’s shares is determined by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding.  The Fund’s assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund’s liabilities are fees and expenses it owes.  The number of Fund shares outstanding is the amount of shares that have been issued to shareholders.  The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received in proper form. The net asset value of shares of each class of the Fund’s shares is determined as of the close of regular trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Fund’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events in the securities market and/or world events cause the Fund’s management to believe that a security’s last sale price may not reflect its actual market value.    Pursuant to procedures adopted by the Fund’s Board of Trustees, the continued appropriateness of fair valuation determinations is reported to the Board of Trustees on a quarterly basis and is monitored by the Fund’s Fair Value Committee and the Advisor.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced, however, there can be no assurances that the fair value assigned to a security reflects a price for which the security will trade Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's net asset value by short term traders.

Dividends and Distributions

The Fund will normally declare and pay distributions of dividends and capital gains, if any, at least annually, in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share by the amount of the dividend or distribution.  You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared would be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term, and the Fund cannot predict the amount or character of any distributions. Net gains from the Fund’s option strategy generally will be short-term capital gains which, to the extent distributed, will be taxable to Common Shareholders as ordinary income. The Board may modify this distribution policy at any time without obtaining shareholder approval.

Tax Consequences

The Fund intends to make distributions of dividends and may be able to designate a portion of the distribution as a capital gain distribution eligible for treatment as long-term capital gains.  Ordinary dividends are taxable to you as ordinary income or qualified dividend income.  Capital gain distributions will be limited to the amount by which the Fund’s net long-term capital gains exceed its net short-term capital losses.  Your eligibility to claim the favorable tax treatment granted to capital gains dividends does not depend on how long you have owned your Fund shares.  In general, net short-term capital gains in excess of net long-term capital losses are included in ordinary dividends and are subject to tax at ordinary income tax rates.

Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Fund shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses

You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

The Fund expects to generate premiums from the writing of call options.  The Fund will recognize short-term capital gains upon the expiration of an option that it has written.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses.  Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times, including as short-term rather than long-term capital gains. To the extent the Fund’s income is derived from option premiums or short-term capital gains, when such income is distributed as dividends to Fund shareholders such dividend income will not be eligible for treatment as qualified dividends and will be subject to tax at ordinary income tax rates.

Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.  This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders.  The annual distribution and service fee is up to 0.25% of the Fund’s average daily net assets which is payable to the Advisor, as Distribution Coordinator.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Financial Highlights

This table is intended to help you understand the Fund’s financial performance during the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP for the fiscal years ended January 31, 2006,    2005 and 2004 and by other auditors for the periods ended January 31, 2003 and 2002.  Tait, Weller & Baker’s report and the Fund’s financial statements are included in the Fund’s current annual report dated January 31, 200 6 , which is available free of charge upon request.

For a share outstanding throughout each period

	Year Ended January 31	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	June 11, 2001* Through
	2006	2005	2004	2003	January 31, 2002
Net asset value, beginning of period	$8.48	$8.86	$9.20	$10.18	$10.00
Income from investment operations:
Net investment income	0.11^	0.13	0.16	0.13	0.06
Net realized and unrealized gain/(loss) on investments	0.46^	(0.24)	(0.33)	(0.98)	0.21
Total from investment operations	0.57	(0.11)	(0.17)	(0.85)	0.27

Less Distributions:
From net investment income	(0.12)	(0.27)	(0.17)	(0.13)	(0.07)
From net realized gain on investments	--	--	--	--	(0.02)
Total distributions	(0.12)	(0.27)	(0.17)	(0.13)	(0.09)

Net asset value, end of period	$8.93	$8.48	$8.86	$9.20	$10.18

Total return #	6.77%	(1.23%)	(1.89%)	(8.39%)	2.74%	+

Ratios/supplemental data:
Net asset, end of period (thousands)	$5,346	$6,233	$9,761	$11,532	$9,931
Ratio of expenses to average net assets:
Before expense reimbursement	4.37%	3.27%	2.78%	3.54%	5.96%	**
After expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%	**
Ratio of net investment income to average net assets:
After expense reimbursement	1.29%	1.21%	1.58%	1.50%	1.57%	**
Portfolio turnover rate	148.8%	181.0%	323.9%	190.7%	49.7%	+

^       Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

*      Commencement of operations.

+      Not annualized.

**    Annualized.

#      Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•         Information we receive about you on applications or other forms;

•         Information you give us orally; and

•         Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

JACOBS & COMPANY MUTUAL FUND

a series of Northern Lights Fund Trust (the “Trust”)

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its fiscal year.

You can get free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

Telephone: 1-877-560-6823

The Fund also makes available its SAI and annual and semi-annual reports, free of charge, on the Internet at http://www.jacobsandcompany.com.

You can review and copy information including the Fund’s SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202)  551 -8090.  Reports and other information about the Fund are also available:

•         Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or

•         For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

•         For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act

file number is 811-21720)